Statements of Changes in Net Asset Available for Benefit - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 420,777,360	$ 414,652,468
Dividends on Whirlpool Corporation common stock	10,389,381	9,756,749
Other dividend income	13,740,812	13,831,071
Interest income	5,491,029	5,930,968
Total investment income	450,398,582	444,171,256
Interest income on notes receivable from participants	3,649,249	3,290,583
Contributions:
Employer contributions	78,768,187	80,082,717
Participant contributions	109,838,542	111,689,628
Rollover contributions	4,213,164	4,669,172
Total contributions	192,819,893	196,441,517
Total additions	646,867,724	643,903,356
Deductions
Benefit payments	419,620,289	439,933,066
Administrative expenses	2,291,855	2,390,278
Total deductions	421,912,144	442,323,344
Net increase in net assets available for benefits	224,955,580	201,580,012
Beginning of year	3,452,502,444	3,250,922,432
End of year	$ 3,677,458,024	$ 3,452,502,444